UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR/A
(AMENDED)

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)

(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: February 29, 2004

Form N-CSR/A is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR/A in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR/A, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR/A unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP 63 FUND

Annual Report

February 29, 2004

8869 Brecksville Rd., Suite C Brecksville, Ohio 44141-1921

1-877-MP63FUND (1-877-676-3386)

Dear Fellow Shareholders,

    Our fifth fiscal year proved to be a rewarding one, as we rebounded from a prolonged bear market that took our Net Asset Value (NAV) down to $8.09 by February 28, 2003. A year later, the NAV stood at $11.01 and, with the payment of a 7.31¢-per-share dividend, we had a one-year return of 36.98%, or nearly $3 per share. As you can see from the enclosed performance graph, that gain was similar to that of the overall market, as represented by the Standard & Poor’s 500 Index, which has been more volatile over the life of our fund. We attribute our relatively low volatility to the investment strategies and techniques that we have followed since inception: Having carefully selected a portfolio of high quality companies, we continue to buy additional shares of those companies on a regular basis. All dividends are reinvested in the companies that paid them. Companies that no longer meet our standards are replaced. During the fiscal year, we replaced Clayton Homes, which was acquired, and Altria Group and Harley-Davidson, which adopted high-fee DRIPs. In their place, we now own Colgate-Palmolive, Kimberly-Clark, and Polaris Industries.

    More important, of course, is the fact that our NAV has risen more than 10% from its initial $10 level (on March 1, 1999), and we have paid more than 33¢ per share in dividends during a period in which much of the market has lost value. Thanks to our dedicated fellow shareholders and a roster of companies that have (in the majority of cases) increased their dividends annually for many years, our dividend income continues to grow. Meanwhile, avoidance of unnecessary costs, low turnover, and a focus on steadily increasing our holdings will contribute to continued growth and value. We hope you will continue to join us in building that value in the future, taking advantage of automatic deductions, higher IRA limits, and convenient online access to information about your account(s).

______________________
S&P 500 Index is an unmanaged composite of 500 large-capitalization companies. You cannot invest directly in an index.

 The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.  The performance also reflects reinvestment of all dividend and capital gain distributions.

The graph does not reflect deduction for taxes shareholders would pay on fund distributions and redemption of shares.  Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The MP63 Fund, Inc.

	Schedule of Investments
	February 29, 2004
Shares/Principal Amount - % of Assets		Market Value

COMMON STOCKS

Advertising - 0.89%
14,632	Interpublic Group of Companies *	$ 248,012

Apparel - 1.23%
7,582	VF Corp.	340,659

Automotive Parts - 1.00%
8,035	Genuine Parts Co.	279,056

Banking - 7.79%
6,860	Bank One Corp.	370,303
15,799	BB&T Corp.	586,933
15,205	Fleet Boston Financial Corp,	684,681
14,630	National City Corp.	522,291
		2,164,208

Beverages - 3.26%
10,349	Anheuser-Busch Companies, Inc.	550,774
7,142	Coca-Cola Corp.	356,814
		907,588

Chemicals - 3.08%
7,235	DuPont (E.I.) de Nemours & Co.	326,226
9,245	Engelhard Corp.	268,290
16,050	RPM, Inc.	260,652
		855,168

Computer Equipment - 4.74%
18,228	Hewlett-Packard Co.	413,958
30,920	Intel Corp.	902,864
		1,316,822

Consumer Products - 7.05%
11,384	Avon Products, Inc.	803,710
8,932	Colgate-Palmolive Co.	495,279
12,264	Johnson & Johnson	661,152
		1,960,141

Diversified Manufacturing - 3.86%
16,443	General Electric Co.	534,726
9,209	Johnson Controls, Inc.	537,069
		1,071,795

Drugs - 2.64%
9,668	Abbott Laboratories	413,790
17,840	Schering-Plough Corp.	320,406
		734,196

Electronics - 1.90%
15,930	Scientific-Atlanta, Inc.	527,283

Financial Services - 9.10%
3,472	Countrywide Financial Corp.	318,139
7,811	H&R Block, Inc.	422,185
9,055	Franklin Resources, Inc.	511,608
39,910	Paychex, Inc.	1,279,116
		2,531,048

Food - 4.02%
12,607	ConAgra Foods, Inc.	342,784
14,041	Hormel Foods Corp.	389,216
6,840	Wrigley Co.	384,682
		1,116,682

Hand Machine/Tools - 1.29%
6,975	Black & Decker Corp.	359,492

Insurance - 4.84%
25,320	AFLAC, Inc.	1,028,245
7,424	St. Paul Companies, Inc.	317,302
		1,345,547

Machinery - 1.35%
5,650	Ingersoll-Rand Co.	375,612

Manufacturing - 3.61%
5,989	3M Company	467,262
6,761	Illinois Tool Works, Inc.	537,635
		1,004,897

Medical Instruments - 4.04%
23,951	Medtronic, Inc.	1,123,302

Metals - 1.15%
3,703	Phelps Dodge Corp. *	319,421

Office Equipment - 2.86%
8,467	Diebold, Inc.	446,126
8,438	Pitney Bowes, Inc.	348,911
		795,037

Oil & Gas - 3.40%
10,062	BP Plc ADR	495,050
10,649	Exxon Mobil Corp.	449,068
		944,118

Packaging - 1.26%
6,845	Bemis Co., Inc.	349,643

Paper & Lumber - 2.26%
6,029	International Paper Co.	266,844
5,588	Kimberly Clark Corp.	361,432
		628,276

Personnel - 0.99%
25,019	Servicemaster Co.	275,459

Publishing - 1.60%
5,156	Gannett Company, Inc.	444,808

Railroads, Line-Haul Operating - 0.89%
3,892	Union Pacific Corp.	247,687

Rental & Leasing Services - 0.80%
6,006	Ryder Systems, Inc.	221,261

Restaurant - 1.18%
8,069	Wendy's International, Inc.	328,166

Retail- Apparel - 1.62%
22,849	The Limited, Inc.	451,268

Retail- Drugs - 1.08%
53,937	Rite Aid Corp. *	300,968

Retail- General - 1.84%
14,066	Home Depot, Inc.	510,736

Retail- Recreation - 0.95%
3,117	Polaris Industries, Inc.	263,979

Telecommunications - 3.26%
11,876	Bellsouth Corp.	327,303
11,458	Centurytel, Inc.	327,355
10,514	SBC Communications, Inc.	252,441
		907,099

Telecommunications Equipment - 1.56%
34,520	Corning, Inc. *	433,226

Utility- Electric - 3.93%
13,753	Duke Energy Corp.	302,016
12,830	Edison International	296,245
8,555	SCANA Corp.	299,339
12,937	Teco Energy, Inc.	194,961
		1,092,561

Utility-Gas - 1.04%
11,439	National Fuel Gas Co.	289,407

Water Supply - 2.32%
29,891	Aqua America, Inc.	646,074

Total for Common Stock		$ 27,710,702

Cash & Equivalents - 0.00%
1,357	First American Treasury Obligation .31%	1,357

	Total Investments	$ 27,712,059
	(Cost $ 24,840,129) (Note 1)

	Assets less other Liabilities	87,173

	Net Assets	$ 27,799,232

*  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
February 29, 2004

Assets:
Investment Securities at Market Value	$ 27,712,059
(Cost $ 24,840,129) (Note 1)
Cash	65,754
Dividends and Interest Receivable	45,767
Receivable for Fund Shares Sold	15,575
Total Assets	27,839,155
Liabilities
Accrued Expenses	20,949
Accrued Management Fees	14,949
Payable for Fund Shares Redeemed	4,025
Total Liabilities	39,923

Net Assets	$ 27,799,232

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 2,523,848 shares outstanding	24,868,561
Accumulated Undistributed Net Investment Income (Loss)	25,287
Realized Gain (Loss) on Investments - Net	33,454
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	2,871,930
Net Assets	$ 27,799,232
Net Asset Value and Redemption Price
Per Share ($27,799,232/2,523,848 shares)	$ 11.01*

*  Note: Redemption Price Per Share does not include redemption fee (2% for shares held less than 3 years; 1% for shares held less than five years.) See Prospectus.

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the year ending February 29, 2004
Investment Income:
Dividend Income	$ 462,882
Interest Income	527
Total Investment Income	463,409
Expenses:
Investment Adviser Fees (Note 3)	81,180
Reimbursement of prior expense waivers	41,102
Administration fees	69,405
Registration fees	27,322
Audit fees	6,971
Custody fees	15,558
Insurance expense	14,833
Printing and postage expense	14,010
Miscellaneous expense	563
Director fees	5,984
Legal fees	13,107
Total Expenses	290,035

Net Investment Income (Loss)	$ 173,374

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	192,585
Unrealized Appreciation (Depreciation) on Investments	6,709,303
Net Realized and Unrealized Gain (Loss) on Investments	6,901,888

Net Increase (Decrease) in Net Assets from Operations	$ 7,075,262

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Changes in Net Assets
	For the	For the
	Year Ended	Year Ended
	February 29, 2004	February 28, 2003
From Operations:
Net Investment Income (Loss)	$ 173,374	$ 142,825
Net Realized Gain (Loss) on Investments	192,585	44,144
Net Unrealized Appreciation (Depreciation)	6,709,303	(4,286,129)
Increase (Decrease) in Net Assets from Operations	7,075,262	(4,099,160)
From Distributions to Shareholders:
Net Investment Income (Loss)	(179,631)	(139,533)
Net Realized Gain (Loss) from Security Transactions	0	0
Change in Net Assets from Distributions	(179,631)	(139,533)
From Capital Share Transactions (Note 4):
Proceeds From Sale of Shares	4,382,134	4,843,221
Shares Issued on Reinvestment of Dividends	177,688	137,811
Cost of Shares Redeemed
(net of redemption fees $2,652 and $10,674, respectively)	(1,520,741)	(1,363,367)
Net Increase from Shareholder Activity	3,039,081	3,617,665

Net Increase (Decrease) in Net Assets	9,934,712	(621,028)

Net Assets at Beginning of Period	17,864,520	18,485,548
Net Assets at End of Period (includes undistributed net investment income)	$ 27,799,232	$ 17,864,520

Share Transactions:
Issued	459,476	537,797
Reinvested	16,362	16,043
Redeemed	(160,813)	(149,575)
Net increase (decrease) in shares	315,025	404,265
Shares outstanding beginning of period	2,208,823	1,804,558
Shares outstanding end of period	2,523,848	2,208,823

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period
	February 29, 2004	February 28, 2003	February 28, 2002	February 28, 2001	2/29/2000*
Net Asset Value -
Beginning of Period	$ 8.09	$ 10.24	$ 9.90	$ 8.81	$ 10.00
Net Investment Income	0.07	0.07	0.06	0.07	0.08
Net Gains or Losses on Securities
(realized and unrealized)	2.92	(2.15)	0.34	1.10	(1.21)
Total from Investment Operations	2.99	(2.08)	0.40	1.17	(1.13)

Distributions (From Net Investment Income)	(0.07)	(0.07)	(0.06)	(0.08)	(0.04)
Distributions (From Capital Gains)	0.00	0.00	0.00	0.00	(0.02)
Total Distributions	(0.07)	(0.07)	(0.06)	(0.08)	(0.06)

Net Asset Value -
End of Period	$ 11.01	$ 8.09	$ 10.24	$ 9.90	$ 8.81

Total Return (a)	37.01%	(20.39)%	4.02%	13.25%	(11.36)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	27,799	17,865	18,486	15,205	12,374
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.15%
Ratio of Expenses to Average Net Assets, before reimbursement	1.25%	1.39%	1.25%	1.44%	1.81%
Ratio of Net Income to Average Net Assets	0.75%	0.79%	0.63%	0.70%	0.86%
Ratio of Net Income to Average Net Assets, before reimbursement	0.75%	0.65%	0.63%	0.51%	0.20%
Portfolio Turnover Rate	9.16%	9.28%	8.22%	9.17%	0.97%

* commencement of operations (March 2, 1999).
(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

The accompanying notes are an integral part of the financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

February 29, 2004

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Securities are valued at market value, meaning day end pricing, following procedures approved by the Board of Directors.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.  The fund uses identified cost basis in computing gain or loss on sale of investment securities.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY

  TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annual rate of .35%.  For the year ended February 29, 2004, the Advisor earned fees of $81,180.

The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses so that total operating expenses of the Fund do not exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to five years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  During the year the Advisor recovered $41,102 of the previously waived fees. As of February 29, 2004, there are $82,907 of fees subject to recapture by the Advisor.

The Fund has an administrative agreement with Mutual Shareholder Services. (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximate $50,000 for services rendered based on the Fund’s current asset size.  The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

NOTE 4. CAPITAL SHARE TRANSACTIONS

At February 29, 2004, there were 1 billion shares authorized at $.001 par value. Paid in capital amounted to $24,866,037.

  February 29, 2004

  February 28, 2003

Shares…………………………………….

459,476

537,797

Dividend reinvestment……………………

16,362

16,043

Shares repurchased……………………….

  (160,813)

  (149,575)

Net increase………………………………

   315,025

   404,265

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended February 29, 2004, purchases and sales of securities, excluding short-term   investments, aggregated $5,784,751 and $2,131,888, respectively.

NOTE 6. TAX INFORMATION

As required by the AICPA Audit Guide for Investment Companies for reporting periods beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings.  The tax basis components of distributed earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales.

During the year ended February 29, 2004, the Fund paid a dividend distribution of $179,631 which was characterized as an ordinary income distribution for tax purposes.

As of February 28, 2004, the components of distributable earnings on a tax basis were as follows:

Ordinary income

$    25,287

Long term gains

$    33,454

Unrealized appreciation

$2,871,930

During the year ended February 29, 2004, the Fund utilized all of the carryforward capital losses, which had amounted to $168,360.

The net unrealized appreciation of $2,871,930 was made up of unrealized gains of $4,241,122 and unrealized losses of ($1,369,192).

NOTE 7. PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at 1-877-676-3386 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 71 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 73 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Harold Weinreb Age: 71 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Consultant	1	None

Interested Directors:

Vita Nelson 1,2 Age: 66 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director, Chairman of the Board and President	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.

Principal Officers who are not Directors:

Lester Nelson Age: 75 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Partner of the law firm of Nelson & Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.
David Fish Age: 54 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

Mendlowitz Weitsen, LLP, CPAs

K2 Brier Hill Court, East Brunswick, NJ 08816-3341

Tel: 732.613.9700 Fax: 732.613.9705 E-mail: mw@MWLLP.com

www.mwllp.com

INDEPENDENT AUDITOR’S REPORT

To the Shareholders and Board of Directors of The MP63 Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc., including the schedule of investments, as of February 29, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 29, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc. as of February 29, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Mendlowitz Weitsen, LLP

MENDLOWITZ WEITSEN, LLP

East Brunswick, New Jersey

April 1, 2004

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2004

$ 7,000

FY 2003

$ 6,000

(b)

Audit-Related Fees

Registrant

FY 2004

$ 0

FY 2003

$ 500

Nature of the fees: Review of prospectus and SAI and Consent to use name in both.

(c)

Tax Fees

Registrant

FY 2004

$ 1,500

FY 2003

$ 500

Nature of the fees:

1.  For 2004, preparation of the corporate federal and state income tax returns.

2.  For 2003, review of the corporate income tax returns prepared by the Transfer Agent.

(d)

All Other Fees

Registrant

FY 2004

$ 0

FY 2003

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

Pursuant to Rule 2-01(c)(7)(i)(A),  all audit and non-audit services are approved by the full audit committee at regularly scheduled meetings pursuant to the audit committee charter.  As a result, it is unnecessary for the audit committee to have the pre-approval policies and procedures specified in Rule 2-01(c)(7)(i)(B).

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2004

$ 1,500

FY 2003

$ 500

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of April 22, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR/A is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH filed herewith

(a)(2)

EX-99.CERT filed herewith

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

Date September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

Date September 8, 2004

By /s/David Fish

*David Fish

Treasurer

Date September 8, 2004

* Print the name and title of each signing officer under his or her signature.